EXHIBIT 24.2

                                AUDITORS CONSENT


I hereby consent to the incorporation by reference in this filing of Registration Statement on Form S-8 of my report appearing in the Company's Form 10-KSB as filed with the Securities and Exchange Commission on January 23, 2002.


April 22, 2002

/s/ Gerald R. Perlstein
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    Gerald R. Perlstein